SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 11, 2000
                                (Date of Report)

                    Central European Distribution Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                      0-24341                  54-1865271
 (State or other jurisdiction (Commission file number)       (IRS employer
    of incorporation)                                     identification number)

               1343 Main Street, Suite 301, Sarasota Florida 34236
                    (Address of Principal Executive Offices)

        Registrants telephone number, including area code: (941) 330 1558


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Item 5.  Other Events.

                  CEDC announced on December 11, 2000 that its Board of Directors had authorized a stock repurchase program of up to 200,000 shares of CEDC's common stock. The stock is traded on the NASDAQ National Market. A copy of the press release is attached as Exhibit 99.1


Item 7.           Financial Statements and Exhibits.



(a)      Not applicable.


(b)      Not applicable.



(c)      Exhibits.



         Exhibit
         No.            Description
    ------------        ------------

        99.1 Press Release dated December 11, 2000 concerning stock repurchase program.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Central European Distribution Corporation
                                              (Registrant)

                                         /s/ Jeffrey Peterson
                                         ------------------------
Date: December 11, 2000                      Jeffrey Peterson
                                         Executive Vice-President